                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A


         FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO
                SECTION 12(b) OR (g) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

                         OMRIX BIOPHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

                 Delaware                                        52-2147005
(State of incorporation or organization)                       (IRS Employer
                                                             Identification No.)


        630 Fifth Avenue, 22nd Floor                                10111
            New York, New York                                   (zip code)
(Address of principal executive offices)




Securities to be registered pursuant to Section 12(b) of the Act:

            Title of each class                 Name of each exchange on which
            to be so registered                each class is to be registered
-----------------------------------------  -------------------------------------
                  None                                Not applicable


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box.[ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-131107

Securities to be registered pursuant to Section 12(g) of the Act: Common Stock, $0.01 par value per share

================================================================================

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.     Description of Registrant's Securities to be Registered.

     Omrix Bioharmaceuticals, Inc. is registering shares of its common stock, $0.01 par value per share (the "Common Stock"), pursuant to a registration statement on Form S-1 (File No. 333-131107), originally filed with the Securities and Exchange Commission on January 18, 2006 (as subsequently amended, the "Registration Statement"). The description of the Common Stock, to be registered hereunder, is set forth in the section entitled "Description of capital stock" in the prospectus forming a part of the Registration Statement, including any prospectus relating thereto filed subsequently pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"). Any such prospectus filed pursuant to Rule 424(b) under the Securities Act is hereby deemed to be incorporated by reference into this registration statement in accordance with the Instruction to Item 1 of this form.

Item 2.   Exhibits

     3.1 Amended and Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 3.1 to the Registration Statement on Form S-1 filed on January 18, 2006)

     3.2 Second Amended and Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 3.2 to Amendment No. 3 to the Registration Statement on Form S-1 filed on April 7, 2006)

     3.3 Amended and Restated Bylaws (incorporated herein by reference to Exhibit 3.3 to the Registration Statement on Form S-1 filed on January 18, 2006)

     3.4 Second Amended and Restated Bylaws (incorporated herein by reference to Exhibit 3.4 to Amendment No. 3 to the Registration Statement on Form S-1 filed on April 7, 2006)

     4.1   Specimen Common Stock Certificate (incorporated by reference to
           Exhibit 4.1 to Amendment No. 2 to the Registration Statement on Form S-1 filed on March 24, 2006)

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              OMRIX BIOPHARMACEUTICALS, INC.
                              (Registrant)




                              By:    /s/ Michael Burshtine
                              --------------------------------------------
 Date: April 7, 2006          Name:  Michael Burshtine
                              Title: Senior Vice President and Chief Financial
                                     Officer

                                 Exhibit Index

     3.1 Amended and Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 3.1 to the Registration Statement on Form S-1 filed on January 18, 2006)

     3.2 Second Amended and Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 3.2 to Amendment No. 3 to the Registration Statement on Form S-1 filed on April 7, 2006)

     3.3 Amended and Restated Bylaws (incorporated herein by reference to Exhibit 3.3 to the Registration Statement on Form S-1 filed on January 18, 2006)

     3.4 Second Amended and Restated Bylaws (incorporated herein by reference to Exhibit 3.4 to Amendment No. 3 to the Registration Statement on Form S-1 filed on April 7, 2006)

     4.1   Specimen Common Stock Certificate (incorporated by reference to
           Exhibit 4.1 to Amendment No. 2 to the Registration Statement on Form S-1 filed on March 24, 2006)